SALOMON BROTHERS TOTAL RETURN FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              New Holland N.V.
DATE OF PURCHASE:                           November 1, 1996
NUMBER OF SHARES PURCHASED:                 1,000
AGGREGATE PURCHASE PRICE:                   $21,500
PRICE PER SHARE:                            $21.50
UNDERWRITING SPREAD:                        $0.9675
% GROSS UNDERWRITING SPREAD:                4.50%
SHARES OFFERED:                             46,500,000
TOTAL OFFERING:                             $749,812,500
4% OF OFFERING:                             $29,992,500
3% OF TOTAL ASSETS:                         $3,494,505(3% of 116,483,514)
BROKER:                                     Goldman, Sachs & Co.




Note: A total of 49,700 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,068,550.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Goldman , Sachs & Co.
                 Morgan Stanley & Co. Incorporated
                 Merrill Lynch, Pierce, Fenner & Smith
                 Salomon Brothers
                 Advest, Inc.
                 Robert W. Baird & Co. Incorporated
                 Bear, Stearns & Co., Inc.
                 Sanford C. Bernstein & Co., inc.
                 CS First Boston Corporation
                 Dain Bosworth Incorporated
                 Dean Witter Reynolds Inc.
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 Dillon, Read & Co., Inc.
                 Donaldson, Lufkin & Jenrette Securities Corporation A.G. Edwards & Sons, Inc.
                 Fahnestock & Co. Inc.
                 Edward D. Jones & Co., L.P.
                 Lazard Freres & Co. LLC
                 Legg Mason Wood Walker Incorporated
                 Lehman Brothers Inc.
                 Oppenheimer & Co., Inc.
                 Principal Financial Securities, Inc.
                 Rauscher Pierce Refsnes, Inc.
                 Schroder Wertheim & Co. Incorporated
                 Scott & Stringfellow, Inc.
                 Smith Barney, Inc.
                 Stephens Inc.
                 Stifel, Nicolaus & Company, Incorporated
                 Sutro & Co., Incorporated
                 Wasserstein Perella Securities, Inc.
                 CIBC Wood Gundy Securities Corp.





                       SALOMON BROTHERS TOTAL RETURN FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              National Data Corporation
                                            5% Convertible Subordinated Notes
                                            due 11/1/03
DATE OF PURCHASE:                           October 31, 1996
NUMBER OF BONDS PURCHASED:                  $150,000
AGGREGATE PURCHASE PRICE:                   $150,000
PRICE PER SHARE:                            $100.00
UNDERWRITING SPREAD:                        $2.552
% GROSS UNDERWRITING SPREAD:                2.552%
BONDS OFFERED:                              $125,000,000
TOTAL OFFERING:                             $125,000,000
4% OF OFFERING:                             $5,000,000
3% OF TOTAL ASSETS:                         $1,415,707(3% of $47,190,237)
BROKER:                                     Goldman, Sachs & Co.




Note: A total of $1,350,000 bonds were purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,350,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Goldman , Sachs & Co.
                 Salomon Brothers
                 Montgomery Securities
                 NatWest Securities Limited




                       SALOMON BROTHERS TOTAL RETURN FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Microsoft Corporation 2.75% Conv.
                                            Exchangeable Principal-Protected
                                            Preferred Shares, Series A
DATE OF PURCHASE:                           December 17, 1996
NUMBER OF SHARES PURCHASED:                 3,400
AGGREGATE PURCHASE PRICE:                   $271,575
PRICE PER SHARE:                            $79.875
UNDERWRITING SPREAD:                        $1.60
% GROSS UNDERWRITING SPREAD:                2.00%
SHARES OFFERED:                             10,954,616
TOTAL OFFERING:                             $874,999,953
4% OF OFFERING:                             $34,999,998
3% OF TOTAL ASSETS:                         $1,536,371(3% of 51,212,374)
BROKER:                                     Goldman, Sachs & Co.




Note: The above represents the only stock purchased by funds in the Salomon Brothers complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Goldman , Sachs & Co.
                 Morgan Stanley & Co. Incorporated
                 Allen & Company Incorporated
                 BT Securities Corporation
                 Bear, Stearns & Co., Inc.
                 Alex. Brown & Sons Incorporated
                 Cowen & Company
                 Dain Bosworth Incorporated
                 Dean Witter Reynolds Inc.
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 Dillon, Read & Co., Inc.
                 Donaldson, Lufkin & Jenrette Securities Corporation Furman Selz LLC
                 Edward D. Jones & Co., L.P.
                 Montgomery Securities
                 PaineWebber Incorporated
                 Piper jaffray Inc.
                 Prudential Securities Incorporated
                 Ragen Mackenzie Incorporated
                 Robertson, Stephens & Company LLC
                 Salomon Brothers
                 Smith Barney, Inc.
                 SoundView Financial Group, Inc.





                       SALOMON BROTHERS TOTAL RETURN FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Crown Cork & Seal Company, Inc.
                                            4.5% Convertible Preferred Stock
DATE OF PURCHASE:                           October 25, 1996
NUMBER OF SHARES PURCHASED:                 4,000
AGGREGATE PURCHASE PRICE:                   $177,000
PRICE PER SHARE:                            $44.25
UNDERWRITING SPREAD:                        $1.217
% GROSS UNDERWRITING SPREAD:                2.75%
SHARES OFFERED:                             3,000,000
TOTAL OFFERING:                             $132,750,000
4% OF OFFERING:                             $5,310,000
3% OF TOTAL ASSETS:                         $1,382,651(3% of $46,088,360)
BROKER:                                     Lazard Freres & Co.




Note: A total of 59,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $2,610,750.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Lazard Freres & Co. LLC
                 CS First Boston Corporation
                 Salomon Brothers
                 Bear, Stearns & Co., Inc.
                 Alex. Brown & Sons Incorporated
                 Chase Securities, Inc.
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 Dillon, Read & Co., Inc.
                 Donaldson, Lufkin & Jenrette Securities Corporation Hambrecht & Quist LLC
                 Lehman Brothers Inc.
                 Merrill Lynch, Pierce, Fenner & Smith
                 J.P. Morgan Securities Inc.
                 Morgan Stanley & Co. Incorporated
                 PaineWebber Incorporated
                 Schroder Wertheim & Co. Incorporated
                 Allen & Company Incorporated
                 Janney Montgomery Scott Inc.
                 Jefferies & Company, Inc.
                 Edward D. Jones & Co., L.P.
                 Parker / Hunter Incorporated
                 Pennsylvania Merchant Group Ltd.
                 Pryor, McClendon, Counts & Co., Inc.
                 Raymond James & Associates, Inc.
                 Wheat First Butcher Singer
                 Societe Generale Securities Corp.